American Century Investment Trust

PROSPECTUS SUPPLEMENT

[american century investments logo and text logo ®]

CORE PLUS FUND * DIVERSIFIED BOND FUND * HIGH-YIELD FUND
NT DIVERSIFIED BOND FUND * SHORT DURATION FUND

Supplement dated March 14, 2008 * Prospectuses dated August 1, 2007

FOR ALL PROSPECTUSES, EXCEPT HIGH-YIELD:

The entry for James F. Keegan in THE FUND MANAGEMENT TEAM section of each prospectus is deleted.

HIGH-YIELD PROSPECTUS ONLY

THE FOLLOWING REPLACES THE FUND MANAGEMENT TEAM SECTION ON PAGE 15 OF THE
PROSPECTUS:

THE FUND MANAGEMENT TEAM

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Representatives of these teams serve on the firm's Macro Strategy Team, which is responsible for periodically adjusting the fund's strategic investment parameters based on economic and market conditions. The fund's lead portfolio manager is responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

MICHAEL DIFLEY (LEAD PORTFOLIO MANAGER)

Mr. Difley, Vice President and Portfolio Manager, has been a member of the team since September 1997. He joined American Century in July 1996 and became a portfolio manager in December 2001. He has a bachelors of science degree in business administration (finance concentration) from California Polytechnic
State University - San Luis Obispo. He is a certified public accountant and a
CFA charterholder.

G. DAVID MACEWEN (MACRO STRATEGY TEAM REPRESENTATIVE)

Mr. MacEwen, Chief Investment Officer - Fixed Income, has been a member of the team since the fund's inception. He joined American Century in May 1991 as a portfolio manager. He has a bachelor's degree in economics from Boston
University and an MBA in finance from the University of Delaware.

The statement of additional  information  provides additional  information about the other accounts managed by the portfolio  managers,  if any, the structure of their compensation, and their ownership of fund securities.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-59643 0803